Financial Risk Management	12 Months Ended
Dec. 31, 2018
Financial risk management [abstract]
Financial risk management
4	Financial risk management

4.1	Financial risk factors

The Group’s activities exposed it to a variety of financial risks: market risk (including foreign exchange risk, cash flow and fair value interest rate risk and commodity price risk), credit risk and liquidity risk. The Group’s overall risk management programmer focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance.

(a)	Market risk

(i)	Foreign exchange risk

The Group’s major operational activities are carried out in Mainland China and a majority of the transactions are denominated in RMB. Nevertheless the Group is exposed to foreign exchange risk arising from the recognized assets and liabilities (mainly trade payables), and future transactions denominated in foreign currencies, primarily with respect to US dollar. The Group’s finance department at its headquarter is responsible for monitoring the amount of assets and liabilities, and transactions denominated in foreign currencies to minimize the foreign exchange risk. For the year ended 31 December 2018, the Group did not enter into any forward foreign exchange contracts apart from a subsidiary, China Jinshan Associated Trading Corporation, which uses forward foreign exchange contracts to mitigate its exposure to foreign exchange risk respect to US dollar. The forward contracts China Jinshan Associated Trading Corporation used are not designed as hedging instrument. For the year ended 31 December 2018, the Group also entered foreign exchange option contracts which would be matured in 6 months to mitigate its exposure to foreign exchange risk respect to US dollar. The option contracts the Group used are not designed as hedging instrument (2017 and 2016: the Group did not enter into any foreign exchange option contracts). As at 31 December 2018, the nominal amount of US dollar foreign exchange options were amounted to RMB 571,476 thousands (31 December 2017: the nominal amount of US dollar forward foreign exchange contracts were amounted to RMB 313,229 thousands).

As at 31 December 2018, if the foreign currencies had weakened/strengthened by 5% against RMB with all other variables held constant, the Group’s net profit for the year would have been RMB 30,713 thousands increased/decreased before considering the impact of forward and option contracts as a result of foreign exchange gains/losses on translation of foreign currencies denominated trade payables and borrowings (31 December 2017: RMB 25,101 thousands).

(ii)	Cash flow and fair value interest rate risk

The Group’s interest rate risk arises from short-term interest bearing borrowings. Borrowings obtained at variable rates expose the Group to cash flow interest rate risk. Borrowings obtained at fixed rates expose the Group to fair value interest rate risk. The Group determines the relative proportions of its fixed rate and floating rate contracts depending on the prevailing market conditions. As at 31 December 2018, the Group’s short-term borrowings denominated with floating rates amounted to RMB 497,249 thousands, which represented 100 % of total borrowing balance (31 December 2017: RMB 606,157 thousands, representing 100% of total borrowing balance).

The Group’s finance department at its headquarter continuously monitors the interest rate position of the Group. Increases in interest rates will increase the cost of new borrowing and the interest expenses with respect to the Group’s outstanding floating rate borrowings, and therefore could have a material adverse effect on the Group’s financial position. The Group makes adjustments timely with reference to the latest market conditions and may enter into interest rate swap agreements to mitigate its exposure to interest rate risk. For the years ended 31 December 2018, 2017 and 2016, the Group did not enter into any interest rate swap agreements.

As at 31 December 2018, if interest rates on the floating rate borrowings had risen/fallen by 50 basis points while all other variables had been held constant, the Group’s net profit would have decreased/increased by approximately RMB 1,865 thousands (31 December 2017: RMB 2,273 thousands), mainly as a result of higher/lower interest expense on floating rate borrowings.

(iii)	Commodity price risk

The Group principally engages in processing crude oil into synthetic fibers, resins and plastics, intermediate petrochemicals and petroleum products. The selling price of petroleum products is periodically adjusted by government department based on the market price adjustment mechanism, and generally in connection with the crude oil price. The selling prices of synthetic fibers, resins and plastics and intermediate petrochemicals are market prices. The Group didn’t have any derivative financial instrument such as commodity futures and swaps, therefore the fluctuation of crude oil price could have significant impact on the Group.

(b)	Credit risk

(i)	Risk management

Credit risk is managed on group basis. It mainly arises from cash and cash equivalents, time deposits with banks, structured deposits, trade receivables, other receivables, bills receivable, etc.

Group expects that there is no significant credit risk associated with cash at bank (including time deposits and structured deposits) and bills receivable since they are deposits and bank acceptance bills at state-owned banks and other medium or large size listed banks. Management does not expect that there will be any significant losses from non-performance by these counterparties.

In addition, the Group has policies to limit the credit exposure on trade receivables, other receivables and bills receivable. The Group assesses the credit quality of and sets credit limits on its customers by taking into account their financial position, the availability of guarantee from third parties, their credit history and other factors such as current market conditions. The credit history of the customers is regularly monitored by the Group. In respect of customers with a poor credit history, the Group will use written payment reminders, or shorten or cancel credit periods, to ensure the overall credit risk of the Group is limited to a controllable extent.

The Group considers the probability of default upon initial recognition of a financial asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period. To assess whether there is a significant increase in credit risk the Group compares the risk of a default occurring on the asset as at the reporting date with the risk of default as at the date of initial recognition. It considers available reasonable and supportive forward-looking information. Especially the following indicators are incorporated:

•	internal credit rating;

•	external credit rating (as far as available);

•	actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtors’ ability to meet its obligations;

•	actual or expected significant changes in the operating results of the debtors;

•	significant increases in credit risk on other financial instruments of the same debtors;

•	significant changes in the value of the collateral supporting the obligation or in the quality of third-party guarantees or credit enhancements;

•	significant changes in the expected performance and behavior of the debtors, including changes in the payment status of debtors, etc.

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making a contractual payment.

It has other monitoring procedures to ensure that follow-up action is taken to recover overdue debts. In addition, the Group reviews regularly the recoverable amount of each individual trade receivables to ensure that adequate impairment losses are made for irrecoverable amounts. The Group has no significant concentrations of credit risk, with exposure spread over a large number of counterparties and costumers.

For other receivables, management makes periodic collective assessment as well as individual assessment on the recoverability of other receivables based on historical settlement records and forward-looking information. The management believe that there is no material credit risk inherent in the Group’s outstanding balance of other receivable.

(ii)	Impairment of financial assets

The Group has three types of financial assets that are subject to the expected credit loss model:

•	Trade receivables for sales of goods and from the providing services,

•	Other financial assets carried at amortised cost, and

•	Debt instruments carried at FVOCI

While cash and cash equivalents, time deposits with banks and bills receivable are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial.

Trade receivables

The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables (including trade receivables with related parties and those carried at FVOCI).

To measure the expected credit losses, trade receivables have been grouped based on shared credit risk characteristics and the days past due.

The expected credit loss rates are based on the payment profiles of sales over a period of 36 months before 31 December 2018 or 1 January 2018 respectively and the corresponding historical credit losses experienced within this period. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors affecting the ability of the customers to settle the receivables.

Considering the increase of the identified impairment loss calculated under IFRS 9 was immaterial, the Group decided not to recognize the impact in the Group’s opening balance sheet on 1 January 2018. The other impact on adoption of IFRS 9 is set out in Note 3.1 above.

The closing loss allowances for trade receivables as at 31 December 2018 reconcile to the opening loss allowances as follows:

Trade receivables (including receivables from related parties) 2018 RMB’000
31 December 2017 – calculated under IAS 39	37
Amounts restated through opening retained earnings	—

Opening loss allowance as at 1 January 2018 – calculated under IFRS 9	37
Provision for loss allowance recognized in profit or loss	17

As at 31 December 2018	54

For the year ended 31 December 2018, the provision for loss allowance were recognized in profit or loss in net impairment losses on financial assets.

Impairment losses on trade receivables are presented as net impairment losses within operating profit. Subsequent recoveries of amounts previously written off are credited against the same line item.

Other financial assets at amortised cost

Other financial assets at amortized cost include other receivables.

As at 31 December 2018, the internal credit rating of other receivables were performing. The Group has assessed that the expected credit losses for these receivables are not material under the 12 months expected losses method.

The closing loss allowance provision for other receivables as at 31 December 2018 reconciles to the opening loss allowance provision as follows:

Other receivables (including receivables from related parties)
RMB’000
31 December 2017 – calculated under IAS 39	1,016
Amounts restated through opening retained earnings	—

Opening loss allowance as at 1 January 2018 – calculated under IFRS 9	1,016
Provision for loss allowance recognized in profit or loss	56
Reversal of previous impairment losses	(34)
Receivables written off during the year as uncollectible	(894)

As at 31 December 2018	144

Management considered the internal credit risk of other receivable including receivables from related parties were performing as they have a low risk of default and the counterparties have a strong capacity to meet its contractual cash flow obligations in the near term, and thus the impairment provision recognized during the period was limited to 12 months expected losses.

For year ended 31 December 2018, the reversal/provision for loss allowance were recognized in profit or loss in net impairment losses on financial assets in relation to the impaired other receivables.

Previous accounting policy for impairment of receivables

In the prior year, the impairment of trade receivables was assessed based on the incurred loss model. Individual receivables which were known to be uncollectible were written off by reducing the carrying amount directly. The other receivables were assessed collectively to determine whether there was objective evidence that an impairment had been incurred but not yet been identified. For these receivables the estimated impairment losses were recognized in a separate provision for impairment. The Group considered that there was evidence of impairment if any of the following indicators were present:

•	significant financial difficulties of the debtor

•	probability that the debtor will enter bankruptcy or financial reorganization, and

•	default or late payments (more than 30 days overdue)

Receivables for which an impairment provision was recognized were written off against the provision when there was no expectation of recovering additional cash.

Debt instruments carried at FVOCI

Debt instruments carried at FVOCI include trade receivables and bills receivable with a business model which is achieved both by collecting contractual cash flows and selling of these assets. The loss allowance for debt instruments is recognized in profit or loss and reduces the fair value loss otherwise recognized in OCI.

While bills receivable carried at FVOCI are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial. The above Note 4(b)(ii) provides the details about the loss allowance for trade receivables carried at FVOCI.

The loss allowance for financial assets at FVOCI as at 31 December 2017 reconciles to the opening loss allowance on 1 January 2018 and to the closing loss allowance as at 31 December 2018 as follows:

2018 RMB’000
31 December 2017 – calculated under IAS 39	—
Amounts restated through opening retained earnings	—

Opening loss allowance as at 1 January 2018 – calculated under IFRS 9	—
Increase in loss allowance recognized in profit or loss during the year	—

Closing loss allowance as at 31 December 2018	—

(iii)	Financial assets at fair value through profit or loss

The Group is also exposed to credit risk in relation to investments such as structured deposits and derivative financial instruments, which are measured at fair value through profit or loss. The maximum exposure at the end of the reporting period is the carrying amount of these investments.

(c)	Liquidity risk

Cash flow forecast is performed by the operating entities of the Group and aggregated by Group finance. Group finance monitors rolling forecasts of the Group’s liquidity requirements to ensure it has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities from major financial institution so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities to meet the short-term and long-term liquidity requirements.

The liquidity of the Group is primarily dependent on its ability to maintain adequate cash inflow from operations, the renewal of its short-term bank loans and its ability to obtain adequate external financing to support its working capital and meet its debt obligation when they become due. As at 31 December 2018, the Group had credit facilities with several PRC financial institutions which provided the Group to draw down or to guarantee the issuance of the bills of lading to RMB 18,716,320 thousands, within which amounted to RMB 16,961,535 thousands were unused. The maturity dates of the unused facility amounted to RMB 3,710,000 thousands will be after 31 December 2019 as disclosed in Note 22(f). Management assessed that all the facilities could be renewed upon the expiration dates.

Surplus cash held by the operating entities over and above balance required for working capital management are transferred to the Group treasury. As at 31 December 2018, the Group held cash and cash equivalents of RMB 8,741,893 thousands (31 December 2017: RMB 7,504,266 thousands) (Note 22(b)) and trade receivables (including trade receivables with related parties and those carried at FVOCI) of RMB 3,181,196 thousands, that are expected to readily generate cash inflows for managing liquidity risk.

The table below analyses the Group’s financial liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Total
Contractual maturities of financial liabilities	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000

As at 31 December 2018
Non-derivatives
Borrowings	501,435	—	—	—	501,435
Trade payables	2,922,998	—	—	—	2,922,998
Other payables	695,693	—	—	—	695,693
Amounts due to related parties	4,560,952	—	—	—	4,560,952

	8,681,078	—	—	—	8,681,078

Derivatives
Derivative financial instruments	11,005	—	—	—	11,005

	Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years	Total
Contractual maturities of financial liabilities	RMB’000	RMB’000	RMB’000	RMB’000	RMB’000

As at 31 December 2017

Non-derivatives
Borrowings	606,157	—	—	—	606,157
Trade payables	1,908,457	—	—	—	1,908,457
Other payables	789,567	—	—	—	789,567
Amounts due to related parties	3,725,278	—	—	—	3,725,278

	7,029,459	—	—	—	7,029,459

Derivatives
Derivative financial instruments	1,516	—	—	—	1,516

4.2	Capital management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.

Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including current and non-current borrowings as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as equity as shown in the consolidated balance sheet plus net debt.

As cash and cash equivalents exceed total borrowings, which was resulted primarily from profitability, there was no net debt as at 31 December 2018 and 2017.

4.3	Fair value estimation

The table below analyses the Group’s financial instruments carried at fair value as at 31 December 2018 by level of the inputs to valuation techniques used to measure fair value. Such inputs are categorized into three levels within a fair value hierarchy as follows:

•

The fair value of financial instruments traded in active markets (such as publicly traded derivatives, and equity securities) is based on quoted market prices at the end of the reporting period. The quoted market price used for financial assets held by the Group is the current bid price. These instruments are included in level 1.

•

The fair value of financial instruments that are not traded in an active market (for example, over-the-counter derivatives) is determined using valuation techniques which maximize the use of observable market data and rely as little as possible on entity-specific estimates. If all significant inputs required to fair value an instrument are observable, the instrument is included in level 2.

•	If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3. This is the case for unlisted equity securities.

Recurring fair value measurements As at 31 December 2018	Level 1 RMB’000	Level 2 RMB’000	Level 3 RMB’000	Total RMB’000
Financial assets
Financial assets at fair value through other comprehensive income	—	1,672,431	—	1,672,431
Structured deposits	—	—	2,719,811	2,719,811
Foreign exchange options	—	7,468	—	7,468

	—	1,679,899	2,719,811	4,399,710

Financial liabilities
Foreign exchange options	—	11,005	—	11,005

Recurring fair value measurements As at 31 December 2017	Level 1 RMB’000	Level 2 RMB’000	Level 3 RMB’000	Total RMB’000
Financial liabilities
Forward foreign exchange contracts	—	1,516	—	1,516

The Group uses discounted cash flow model with inputted interest rate, which were influenced by historical fluctuation and the probability of market fluctuation, to evaluate the fair value of the structured deposits classified as Level 3 financial assets.

Financial assets and financial liabilities not measured at fair value mainly represent bills receivable, time deposits, trade receivables and other receivables, trade and other payables (except for the staff salaries and welfare payables and taxes payables) and borrowings. As at 31 December 2018, these financial assets are expected to be collected in one year or less and these financial liabilities are due within one year or less. As a result, the carrying amounts of these financial assets and liabilities not measured at fair value are a reasonable approximation of their fair value.